UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

HIP CUISINE, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	333-209346	47-3170676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2250 NW 114th Ave. Unit 1P, PTY 11020,

Miami, FL 33172-3652

 (Address of Principal Executive Offices) (Zip Code)

 011-507-6501-8105

Registrant’s telephone number, including area code

_______________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2016, Hip Cuisine, Inc. (the “Company”) filed a Current Report on Form 8K disclosing that the Company had entered into an Asset Purchase Agreement (the “Agreement”) with Rawkin Bliss, LLC, a California limited liability company (“RB”), whereby the Company agreed to acquire the assets of RB more particularly described in the Agreement in exchange for the Company assuming certain liabilities of RB in the amount of $300,000. On February 14, 2017, the Company and RB mutually agreed to extend the closing from February 15, 2017, until on or before March 30, 2017 (the “Extended Closing”). The reason for the Extended Closing is to allow for additional time to complete the PCAOB audit of RB as required pursuant to the Agreement.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

HIP CUISINE, INC.

Dated: February 15, 2017	By:	/s/ Natalia Lopera
	Name:	Natalia Lopera
	Title:	Chief Executive Officer

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